Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

17. SUBSEQUENT EVENTS

In April 2011, the Compensation Committee of the Company's Board of Directors approved an increase to the number of shares authorized under the 2003 Plan by 13,000,000 shares. Additionally, the Company's Board of Directors approved an amendment to the Company's certificate of incorporation to adjust the anti-dilution features associated with the 2003 Plan to account for this increase in shares authorized.

In April 2011, the Compensation Committee of the Company's Board of Directors and the Company's Board of Directors approved stock option grants for the purchase of an aggregate of 1,559,080 shares of common stock. The stock options were granted under the 2003 Plan and have an exercise price of $22.59 per share. The options generally vest over a four-year period with 25% vesting at the end of one year and the remaining to vest monthly thereafter.

In April 2011, all redemption rights of the holders of Series D preferred stock, to the extent applicable, were waived with respect to the Company's initial public offering.